EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Lingerie Fighting Championships, Inc. (the “Company”), on Form 10-K for the year ended December 31, 2018, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Shaun Donnelly, Principal Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Annual Report on Form 10-K for the year ended December 31, 2018, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in such Annual Report on Form 10-K for the year ended December 31, 2018, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 16, 2019	By:	/s/ Shaun Donnelly
Shaun Donnelly
Principal Executive Officer